Exhibit 10.3
AMENDMENT NUMBER 3
TO AMENDED AND RESTATED GUARANTY
     THIS AMENDMENT NUMBER 3, dated as of July 16, 2007 (the “Amendment”) to the Amended and Restated Guaranty, dated as of July 19, 2001 (together with any amendments and supplements, the “Guaranty”), between THE CRONOS GROUP, as the Guarantor (together with its successors and permitted assigns, the “Guarantor”), and FORTIS BANK (NEDERLAND) N.V., in its capacity as Agent (together with its successors and permitted assigns, the “Agent”) and in its capacity as a Noteholder (in such capacity, “Fortis” or the “Noteholder”).
W I T N E S S E T H:
     WHEREAS, the Guarantor, the Agent and the Noteholder have previously entered into the Guaranty; and
     WHEREAS, the parties desire to amend the Guaranty in order to modify certain provisions of the Guaranty;
     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Guaranty, or, if such terms are not defined therein, as defined in that certain Third Amended and Restated Loan Agreement, dated as of August 1, 2005 (the “Loan Agreement”), among Cronos Finance (Bermuda) Limited, the Agent and the Noteholder.
          SECTION 2. Full Force and Effect. Other than as specifically modified hereby, the Guaranty shall remain in full force and effect in accordance with the terms and provisions thereof.
          SECTION 3. Amendments to the Guaranty. Effective upon the execution and delivery hereof, the proviso at the end of Section 2(a) of the Guaranty is hereby amended and restated to read as follows:
“provided, however, that, subject to the provisions of Section 15 hereof, the maximum aggregate amount of funds paid by the Guarantor under this Guaranty (such maximum aggregate amount, the “Aggregate Maximum Guaranteed Payment”) throughout the entire term of this Guaranty shall not exceed an amount equal to One Hundred Twenty Million Dollars ($120,000,000) plus any additional amounts for unpaid accrued interest, fees or other payments owed by the Issuer pursuant to the Transaction Documents.”; and
          SECTION 4. Confirmation of Guarantee. The Guarantor hereby (i) ratifies and confirms its Guaranty to the Agent for the benefit of the Noteholder, (ii) confirms that such

Guaranty extends to the Outstanding Obligations under the Loan Agreement, as such agreement was amended as of July 16, 2007, and (iii) confirms that such Guaranty continues in full force and effect.
          SECTION 5. Representations and Warranties. The Guarantor hereby confirms that each of the representations and warranties set forth in Section 5 of the Guaranty are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.
          SECTION 6. Effectiveness of Amendment.
          (a) This Amendment shall become effective as of the date first referenced above.
          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
          (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Guaranty, and (ii) each reference in the Guaranty to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Guaranty shall mean and be a reference to the Guaranty as amended or modified hereby.
          SECTION 7. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement (counterparts executed by facsimile to be valid as originals).
          SECTION 8. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES (EXCEPT FOR SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

THE CRONOS GROUP
By:	/s/ Dennis J. Tietz
	Name:	Dennis J. Tietz
	Title:	Director
Amendment No. 3 to A&R Guaranty

APPROVED AND ACCEPTED: FORTIS BANK (NEDERLAND) N.V., as Agent and Noteholder
By:	/s/ Merijn Zondag
	Name:	Merijn Zondag
	Title:	Managing Director

By:	/s/ M.P. Nijs
	Name:	M.P. Nijs
	Title:	Senior Manager

Amendment No. 3 to A&R Guaranty